Exhibit 99.2 FIRST QUARTER 2023 INVESTOR PRESENTATION NEO:CCHW | CSE:CCHW | OTCQX:CCHWF | FSE:3LP May 2023

2 DISCLAIMER AND FORWARD-LOOKING STATEMENTS Disclaimer Columbia Care Inc. (the “Company” or “Columbia Care”) derives a substantial portion of its revenues from the cannabis industry in certain U.S. states, which industry is illegal under U.S. federal Law. Columbia Care is directly involved in both the adult-use and medical cannabis industry in the states of Arizona, California, Colorado, Illinois, Massachusetts, Missouri and New Jersey, and in the medical cannabis industry in the states of Delaware, Florida, Maryland, New York, Ohio, Pennsylvania, the District of Columbia, Utah, Virginia, and West Virginia, which states have regulated such industries. The cultivation, processing, sale and use of cannabis are illegal under federal law pursuant to the U.S. Controlled Substance Act of 1970 (the “CSA”). Under the CSA, the policies and regulations of the United States federal government and its agencies are that cannabis has no medical benefit and a range of activities, including cultivation and the personal use of cannabis, are prohibited. The Supremacy Clause of the United States Constitution establishes that the United States Constitution and federal laws made pursuant to it are paramount and in case of conflict between federal and state law, the federal law shall apply. Until 2018, the federal government provided guidance to federal law enforcement agencies and banking institutions through a series of United States Department of Justice (“DOJ”) memoranda. The most recent such memorandum was drafted by former Deputy Attorney General James Cole in 2013 (the “Cole Memo”). On January 4, 2018, former U.S. Attorney General Jeff Sessions issued a memorandum to U.S. district attorneys that rescinded previous guidance from the U.S. Department of Justice specific to cannabis enforcement in the United States, including the Cole Memo (as defined herein). The former Attorneys General who succeeded former Attorney General Sessions following his resignation did not provide a clear policy directive for the United States as it pertains to state-legal marijuana-related activities. President Joseph R. Biden was sworn in as the 46th President of the U.S. on January 20, 2021. President Biden nominated Merrick Garland to serve as Attorney General in his administration, and he was confirmed on March 10, 2021. It is not yet known whether the Department of Justice under President Biden and Attorney General Garland will re-adopt the Cole Memorandum or announce a substantive marijuana enforcement policy. Attorney General Garland stated at a confirmation hearing before the United States Senate that “It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise. I don’t think that’s a useful use.” Attorney General Garland reiterated this view at a Senate Appropriations subcommittee hearing on April 26, 2022. Nonetheless, there is no guarantee that state laws legalizing and regulating the sale and use of marijuana will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends the CSA with respect to marijuana (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law. Currently, in the absence of uniform federal guidance, as had been established by the Cole Memo, enforcement priorities are determined by respective United States Attorneys. Columbia Care makes no medical or treatment claims about our products, implied or otherwise, and each patient or customer should consult their treating physician, explore all options, and discuss their personal health to determine whether he or she may be a potential candidate for medical marijuana or other cannabis-derived products. Our products have not been evaluated by the Food and Drug Administration (“FDA”). In addition, our products have not been approved by the FDA to diagnose, treat, cure, or prevent any disease. In addition, we have not conducted clinical trials for the use of our products. Any references to quality, consistency, efficacy and safety of our products are not intended to imply that such claims have been verified in clinical trials. Non-GAAP Financial Measures In this presentation, Columbia Care may refer to certain non-GAAP financial measures, including, without limitation, EBITDA, Adjusted EBITDA and Adjusted Gross Margin. These measures do not have any standardized meaning in accordance with U.S. GAAP and may not be comparable to similar measures presented by other companies. Columbia Care considers certain non-GAAP measures to be meaningful indicators of the performance of its business. A reconciliation of such non-GAAP financial measures to their nearest comparable GAAP measure is included in this presentation and a further discussion of some of these items is contained in the Company’s Form 10-Q for the three months ended March 31, 2023. Cautionary Note Regarding Securities Laws This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities of Columbia Care, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Risk Factors For a detailed description of risk factors associated with Columbia Care, refer to the “Risk Factors” section in Columbia Care’s Form 10-K for the year ended December 31, 2022, which are available on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

3 DISCLAIMER AND FORWARD-LOOKING STATEMENTS Caution Concerning Forward-Looking Statements This presentation contains certain statements that constitute forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). Statements concerning Columbia Care’s objectives, goals, strategies, priorities, intentions, plans, beliefs, expectations and estimates, and the business, operations, financial performance and condition of Columbia Care are forward-looking statements. The words “believe”, “expect”, “anticipate”, “estimate”, “intend”, “may”, “will”, “would”, “could”, “should”, “continue”, “plan”, “goal”, “objective”, and similar expressions and the negative of such expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Certain material factors and assumptions were applied in providing these forward-looking statements. Forward-looking information involves numerous assumptions, including assumptions on the satisfaction of the conditions precedent to the closing of the Cresco transaction; the receipt of any necessary regulatory approvals in connection with the Cresco transaction; the impact of the Cresco transaction on the Company’s current and future operations, financial condition and prospects; the value of the Cresco shares; the costs of the Cresco transaction and potential payment of a termination fee in connection with the Cresco transaction; the ability to successfully integrate with the operations of Cresco and realize the expected benefits of the Cresco transaction; the ability to sign and close divestiture transactions related to the Cresco transaction; access to public and private capital for buyers of assets being divested in relation to the Cresco transaction; the fact that marijuana remains illegal under federal law; the application of anti-money laundering laws and regulations to the Company; legal, regulatory or political change to the cannabis industry; access to the services of banks; access to public and private capital for the Company or Cresco; unfavorable publicity or consumer perception of the cannabis industry; expansion into the adult-use markets; the impact of laws, regulations and guidelines; the impact of Section 280E of the Internal Revenue Code; the impact of state laws pertaining to the cannabis industry; the Company’s reliance on key inputs, suppliers and skilled labor; the difficulty of forecasting the Company’s sales; constraints on marketing products; potential cyber-attacks and security breaches; net operating loss and other tax attribute limitations; the impact of changes in tax laws; the volatility of the market price of the Company’s common shares; reliance on management; litigation; future results and financial projections; and the impact of global financial conditions and disease outbreaks; as well as those risk factors discussed under “Risk Factors” in Columbia Care’s Form 10-K for the year ended December 31, 2022, filed with the applicable securities regulatory authorities and described from time to time in other documents filed by the Company with U.S. and Canadian securities regulatory authorities. The purpose of forward-looking statements is to provide the reader with a description of management's expectations, and such forward-looking statements may not be appropriate for any other purpose. In particular, but without limiting the foregoing, disclosure in this presentation as well as statements regarding the Company's objectives, plans and goals, including future operating results and economic performance may make reference to or involve forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. A number of factors could cause actual events, performance or results to differ materially from what is projected in the forward-looking statements. No undue reliance should be placed on forward-looking statements contained in this presentation. Such forward-looking statements are made as of the date of this presentation. Columbia Care undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company's forward-looking statements are expressly qualified in their entirety by this cautionary statement. This presentation contains future-oriented financial information and financial outlook information (collectively, FOFI ) about Columbia Care’s revenue, gross margins and adjusted EBITDA, all of which are subject to the same assumptions, risk factors, limitations, and qualifications as set forth in the above paragraph. FOFI contained in this document was approved by management as of the date of this document and was provided for the purpose of providing further information about Columbia Care’s future business operations. Columbia Care disclaims any intention or obligation to update or revise any FOFI contained in this document, whether because of new information, future events or otherwise, unless required pursuant to applicable law. Readers are cautioned that the FOFI contained in this document should not be used for purposes other than for which it is disclosed herein.

4 4 COMPANY OVERVIEW Optimizing Scale, Improving Efficiency and Growing Profitability Across Strategic National Platform 32 16 94 US Cultivation & Jurisdictions in (1) US Retail Locations (1) US Manufacturing Facilities $35B+ +2M 150+ 2027 TAM in Licensed Sqft Cultivation & Acres Outdoor (2) (3) (3) US States Production Capacity Cultivation Capacity 38% $125M 1% Q1 2023 Adj. Gross Q1 2023 Revenue YoY Topline Revenue (4) Margin Growth in Q1 2023 1) Pro forma facilities either open or under development. Does not include non-operational retail locations as of May 15, 2023 2) Estimated Sales figures from BDSA Market Forecast as of February 2023, broker research, company estimates 3) Total capacity under existing licenses - additional development may be required to achieve 4) Non-GAAP figure. See “Non-GAAP Financial Measures” on previous slides

5 5 VERTICAL INTEGRATION ON NATIONAL SCALE PENNSYLVANIA NEW YORK MASSACHUSETTS 1 3 2 8 1 3 Vertically Integrated UTAH COLORADO OHIO from Coast to Coast 1 5 26 1 5 NEW JERSEY 2 3 Wholesale Distribution in 15 Markets DELAWARE 2 3 MARYLAND 32 Cultivation and ILLINOIS WEST VIRGINIA 2 4 Manufacturing 1 2 1 5 Facilities WASHINGTON DC 2 1 CALIFORNIA ARIZONA FLORIDA 94 Retail Locations* (85 Active / 9 In Development) 2 6 2 2 4 14 VIRGINIA Locations in development in 2023: 12 2 VA - 3, NY - 4, NJ - 1, MD - 1 In Development Operational Wholesale Cultivation and Manufacturing Retail Locations * Open or under development; as of May 15, 2023; Pro forma facilities either open or under development. Does not include 4 non-operational retail locations as of May 15, 2023

6 6 ONE OF THE MOST STRATEGICALLY POSITIONED MSOs (1) Addressable market is >52% of the US population with significant upside potential (2) Columbia Care US Footprint Columbia Care Addressable Market Pursuit Activity Adult Use Anticipated Medical Only State Population (M) Est 2023 Sales (US$M) Est 2027 Sales (US$M) Status Licenses Adult Use & Medical Pursuit Activity California 41.3 Both Unlimited $ 4,978.5 $ 6,576.5 Florida 22.2 $ 2,563.5 $ 4,503.3 Medical Limited Illinois 12.7 $ 2,167.3 $ 2,632.7 Both Limited Massachusetts 7.0 Both Limited $ 1,799.3 $ 1,878.8 Colorado 6.3 $ 1,657.1 $ 1,833.8 Both Unlimited Arizona 7.3 Both Limited $ 1,290.6 $ 1,420.3 $35B+ (2) New York 20.1 $ 1,258.7 $ 5,000.0 Both* Limited Projected 2027 TAM in Licensed US Pennsylvania 12.9 $ 1,204.9 $ 1,931.4 Medical Limited (2) States (2) New Jersey 9.1 Both Limited $ 1,121.6 $ 3,000.0 Ohio 11.7 $ 518.3 $ 1,604.0 Medical Limited Maryland 6.2 $ 479.9 $ 1,311.2 Both* Limited Utah 3.3 Medical Limited $ 161.2 $ 298.0 Conversion to Medical and Adult-Use Offers Significant Upside (2) Virginia 8.7 $ 121.6 $ 3,000.0 Both* Limited ▪ Columbia Care has experienced 3x-4x top-line revenue growth in states that West Virginia 1.8 $ 52.2 $ 83.7 Medical Limited have already converted from medical-only to medical and adult-use Washington DC 0.7 $ 50.8 $ 133.8 Medical Limited ▪ Adult-use sales launched in New Jersey (April 2022), in New York (January Delaware 1.0 $ 39.8 $ 149.2 Medical Limited 2023, but MSO participation is pending), and are expected in Maryland (July 2023) TOTAL 172.3 $ 19,465.3 $ 35,356.7 ▪ Columbia Care’s strategic footprint is well positioned for the anticipated *Legislation passed, Columbia Care first sales in Adult Use pending conversion of additional markets 1) US Census Bureau, Company estimates, Gallup poll, as of Nov 2020 2) Estimated Sales figures from BDSA Market Forecast as of February 2023, broker research, company estimates

7 FIRST QUARTER 2023 BUSINESS HIGHLIGHTS Improving efficiencies and optimizing scale across strategic national portfolio Revenue +1% YoY; 13 out of 16 markets EBITDA 1 positive during Q1 2023 Quarter-end cash balance of $40.2M; Company Capital expenditures during the quarter of $5.7M 2 were primarily for new store openings Performance Improvement in cultivation efficiency with focus on potency and productivity; Multiple states seeing Highlights improved potency TAC % through strict adherence 3 to SOPs; 70 high potency strains (>26% TAC) identified throughout the portfolio Generated Revenue of $125 th Opened 5 Cannabist locations in Virginia and West million, 38% Adj. Gross Virginia, bringing the total to 35 Cannabist-branded (1,2) locations; Announced ButACake edibles 4 Margin and Adjusted collaboration in Delaware market (1,2) EBITDA of $16 million Continued strength of retail share of internal brand sales; Columbia Care flower brands over 60% of 5 sales in own dispensaries 1) Adjusted EBITDA and Adjusted Gross Margin are non-GAAP figures 2) Excludes $0.6 million in Q1 2023; see the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023 for additional disclosure

8 REVENUE AND RETAIL FOOTPRINT 85 retail locations and 9 additional locations in development $160.0 100 95 $140.0 90 84 $120.0 85 84 84 84 85 $132 $13979 In Q1 2023, Columbia $100.0 $133 $125 80 $126 Care: $110 $130 $123 • Opened 3 new $80.0 75 $93 75 Cannabist retail 73 locations – 1 in WV 70 $60.0 and 2 in VA 69 • Closed 2 additional 65 retail locations in $40.0 CO 60 • Sold 1 retail $20.0 location in MO 55 $0.0 50 Q1 2021Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022Q3 2022Q4 2022Q1 2023 Note: For the first six months of 2021, revenue includes Ohio dispensary operations prior to close of the CannAscend transaction

9 PROFITABILITY TRENDS BY MARKET & 2023 CATALYSTS Profitability metrics throughout national portfolio (1) (1) Top 5 Markets by Revenue Top 5 Markets by Adj. Gross Margin Top 5 Markets by Adj. EBITDA Top 5 Markets by Adj. EBITDA Margin Q1 2023 Q1 2023 Q1 2023 Q1 2023 Maryland Delaware Delaware Colorado 56% 52% 41% 42% Maryland New Jersey Maryland New Jersey Of Total Revenue for Average Q1 2023 Adj. Of Total Adj. EBITDA Average Q1 2023 Adj. Ohio Massachusetts New Jersey Ohio Q1 2023 Gross Margin for Q1 2023 EBITDA Margin New Jersey Pennsylvania Pennsylvania Pennsylvania Virginia Virginia Virginia Virginia Note: Markets listed alphabetically Multiple Catalysts Propelling Growth in 2023 Expanded product offerings with Optimization of canopy capacity in Ramped cultivation & production 3 additional retail locations to open in focus on CO2 and edibles & Vineland & adding 1 retail location in capacity in ~1M sqft greenhouse in growing Virginia medical program, in operational improvements continued New Jersey to support adult use New York to be low-cost flower advance of adult use transition to drive growth and profitability in market producer and wholesale supplier Florida Increased product offerings in Additional markets likely to transition Expanded branded product Launched the state’s largest several markets including Ohio & to adult use, including Delaware distribution and Cannabist retail wholesale operation and opened 5 Pennsylvania, with plans to & Maryland in 2023, where 1 network, expanded product retail locations in West Virginia introduce additional high potency additional dispensary is in distribution in wholesale channels strains throughout the portfolio development 1) Adjusted EBITDA and Adjusted Gross Margin are non-GAAP figures

10 10 EMBEDDED UPSIDE IN TRANSITIONING GROWTH MARKETS Columbia Care in New York Columbia Care in Maryland Columbia Care in Virginia $3B+ $5B+ $1B+ (1) (1) (1) Projected TAM Projected TAM Projected TAM 8 Retail Locations (4 Active, 4 In development) 12 Retail Locations (9 Active, 3 In Development) 4 Retail Locations (3 Active, 1 In Development) ~148k sqft Existing Cultivation & Production in ~147,765 sqft Existing Cultivation & Production Capacity ~59,040 sqft Existing Cultivation & Production Capacity Rochester and Phase 1 of Long Island greenhouse ~650k sqft Additional Cultivation & Production Capacity ~30k sqft Additional Cultivation & Production Capacity ~3k sqft Additional Cultivation & Production Capacity in Riverhead, NY; First Harvest Completed in Dec 2021 MARKET UPDATES MARKET UPDATES MARKET UPDATES • New regulations in effect July 1, 2022 removed the state registration • On March 31, 2021 Legislation (S.854-A/A.1248-A) was signed, • Legislation signed, legalizing adult-use cannabis. Sales expected to card process. Patients are able to bring written certifications directly legalizing adult-use cannabis and expanding medical marijuana; adult begin on July 1, 2023, allowing for legal possession of up to 1.5 to dispensary, which has facilitated a growth in patient registrations to use expected in 2023 and regulator communicated the intent for ounces of cannabis, pending house approval of legislative guidelines more than 45,000 medical companies to wholesale to initial social equity retailers • Under the new amendment, existing operators will pay a fee based • Adult-use sales awaiting final legislation with an official start date. • Access to the medical cannabis program has expanded; whole on the company’s current revenues to convert licenses from medical Legalizing possession and personal cultivation without providing for cannabis flower entered market in October 2021 to adult-use legal commerce is increasing pressure on lawmakers to work across • Columbia Care is among existing Registered Organizations that will • Legislation proposes the issuance of 120 retail licenses, 25 grower the aisle to put forth a plan for a retail market be able to operate up to 8 retail locations (5 medical + 3 co-located licenses and 25 processing licenses, growing the wholesale • Flower introduced to the medical market in September 2021 medical/adult-use) and remain vertically integrated opportunity in the state 1) Estimated Sales figures from BDSA Market Forecast as of February 2023, broker research, Company estimates

11 11 LOW-COST CULTIVATION, EFFICIENT & SCALABLE PRODUCTION 28 operational / in development facilities with +2 million sq. ft of cultivation and manufacturing capacity Jurisdiction Facility Count Total Size (sqft) Status Arizona 2 34,800 Operational California 1 45,572 Operational Colorado 3 108,227 Operational 20,000 Operational Delaware 2 37,524 Under development Florida 4 105,373 Operational Illinois 1 32,802 Operational Maryland 2 59,040 Operational Massachusetts 1 38,890 Operational New Jersey 2 320,724 Operational New York 2 798,346 Operational Ohio 2 117,722 Operational Pennsylvania 1 274,000 Operational Virginia 2 147,765 Operational Washington DC 2 16,591 Operational West Virginia 1 39,293 Operational (1) Total 28 2,196,219 1) Does not include 4 non-operational, Columbia Care licensed facilities

12 12 FINANCIAL HIGHLIGHTS (in US$ thousands) FY 2022A Q2 2022A Q3 2022A Q4 2022A Q1 2023A P&L / Cash Flow Revenue 511,578 129,571 132,733 126,187 124,535 Adj. EBITDA 67,377 12,029 20,993 17,523 16,364 Interest Expense 48,349 11,484 12,974 12,647 12,573 Capital Expenditure 73,887 29,162 11,851 3,363 5,724 Balance Sheet Cash 48,154 81,440 50,023 48,154 40,159 PP&E 357,993 373,877 370,820 357,993 348,581 Total Assets 1,086,066 1,420,465 1,371,578 1,086,066 973,021 Total Liabilities 850,716 892,496 870,701 850,716 791,696 Shareholder's Equity 235,350 527,969 500,877 235,350 181,325 Note: Results are reported in US GAAP

13 13 FIRST QUARTER 2023 STATE HIGHLIGHTS Top 5 Markets by Revenue: Colorado, New Jersey, Ohio, Pennsylvania, Virginia Top 5 Markets by Adjusted EBITDA: Maryland, New Jersey, Ohio, Pennsylvania, Virginia Market Commentary • Revenue declined sequentially; Gross Margin +4% QoQ as a result of efficiencies from ongoing restructuring efforts • Closed two unprofitable retail locations (Santa Fe Trail and South Federal Boulevard) in Q1 2023 Colorado • Continued improvements in flower quality and potency as a result of long-term efforts to enhance productivity and SOP adherence • Revenue +8% QoQ, driven by increased wholesale; Gross Margin +9% QoQ • Improvement in manufacturing throughput in preparation for adult-use conversion, which is expected in July 2023 Maryland • Launched new products such as live rosin Amber Shatter to meet evolving market demand • Revenue +7% QoQ; two active dispensaries in the state are among the top facilities in the portfolio; third retail location is in development New Jersey• Average discounts grew as competition continues to increase in the market • Launched Hedy effects-based gummies in Q1 2023 • Revenue +7% QoQ due to growth in wholesale; anticipated additional dispensary openings in 2023 offer increased wholesale opportunities Ohio• High quality genetics coming out of Mt. Orab facility; manufacturing of vapes in the market accelerated from Q4 2022 • Pricing is beginning to stabilize, and our dispensaries maintained their throughput during the quarter • Revenue +7% QoQ, driven by price stabilization in the wholesale market and an increase in retail sales; experiencing increase in foot traffic Pennsylvania • Significant reduction in operational canopy in Saxton cultivation facility as part of Company-wide rationalization efforts • Revenue +9% QoQ, with new retail openings and continued growth of medical market; Gross Margin +6% QoQ driven by increased scale and efficiencies • Opened two retail locations (Hampton, VA and Colonial Heights, VA) in Q1 2023; Norfolk, VA opened in Q2 2023; three additional locations in development Virginia • Improved manufacturing throughput; launched Press 2.0 tablets and Hedy Raspberry infused chocolates in market Note: Top 5 Markets are listed alphabetically

14 BRANDS Tempe, AZ

15 CANNABIST EXPERIENCE Columbia Care’s new retail storefront experience is centered on making shopping simple and approachable for the vast range of experience levels as cannabis use is normalized and legalized across the US, with knowledgeable staff and technology-enhanced interaction. 35 Cannabist Locations Open to Date • Tempe, AZ• Deptford, NJ• Morgantown, WV • San Diego, CA• All 14 FL locations• Chicago, IL • Villa Park, IL• Virginia Beach, VA• Vineland, NJ • Lowell, MA• Williamstown, WV• Portsmouth, VA • Springville, UT• Beckley, WV• Carytown, VA • Boston, MA• Brooklyn, NY• Williamstown, VA • St. Albans, WV• Huntington, WV Near-term Pipeline • Norfolk, VA 1 Virginia location; 1 New Jersey location Early Insights - Cannabist Rebrand Impact (1) Villa Park, IL Case Study • +15% increase in revenue • +19% increase in number of transactions • Top 3 all-time highest weekly sales occurred since rebrand 1) Comparison of first 7 full weeks of operation as Cannabist to prior 7 weeks of operation prior to rebrand

16 BUILDING NATIONAL BRAND AND PRODUCT PORTFOLIO Growing our proprietary brand footprint through expanded market penetration and wholesale reach In-house brands accounted for over 60% of all flower sold at Columbia Care owned dispensaries in Q1 2023. Owned brands also made up over 47% of sales in Q1 2023 Wholesale SKU distribution available in 15 markets in 2022 Columbia Care house brands are currently available in all 16 operational markets Columbia Care currently has 55 different product categories across its house brands

17 17 AWARD-WINNING PRODUCTS & SERVICES High Times Cannabis Cup Illinois 2021 st • Hybrid Flower 1 Place: Triple 7, Rainbow Runtz nd • Indica Flower 2 Place: Seed & Strain, Velvet Glove nd • Pre-Roll 2 Place: Seed & Strain, Cherry Chem rd • Sativa Flower 3 Place: Triple 7, Tropical Runtz High Times Cannabis Cup California 2022 nd • Sativa Flower 2 Place: Triple 7, Super Boof rd • Indica Flower 3 Place: Triple 7, Pancakes #7 High Times Cannabis Cup Illinois 2022 rd • Pre-Roll 3 Place: Triple 7, Tropical Runtz Clio Cannabis Awards 2021 • Clio Cannabis Bronze Award: Forage, Digital/Mobile E-Commerce Category WEEDCon 2021 Harvest Cup • Best Flower - Hybrid: Triple 7, Peanut Butter Breath MarCom 2021 • Gold Award: Forage, Mobile Buying Experience Category • Platinum Award: Cannabist, Branding Refresh Category MarCom 2022 • Gold Award: Hedy, Marketing/Promotion Category • Platinum Award: Classix, Design (Print) Category Errl Cup 2023 st • Isolate Category 1 Place: Amber, Dat Flava Diamond Dust

18 ROOTED IN LAND & HARVESTED BY HAND We believe in the naturally restorative properties of cannabis and we proudly propagate that belief by sharing our bounty of flower with you. Upscale yet accessible, Seed & Strain is the most widely distributed brand across the entire portfolio. nd Available in 14 markets, Seed & Strain is a 2021 High Times Award Winner, winning 2 Place in the Best Indica Flower nd category (Velvet Glove) and 2 place in the Best Pre-Roll category (Cherry Chem).

19 Our Cannabis is at the uppermost end of the quality spectrum, and our strains are unwavering in consistency. We’ve gone above and beyond the highest industry standards to cultivate the best strains that deliver every time. Our ultra-premium brand has national penetration and is now available in 11 markets. Triple Seven has won multiple awards in the Illinois High Times Cannabis st rd Cup, including 1 Place Hybrid Flower and 3 Place Sativa Flower, and the nd California High Times Cannabis Cup, including 2 place Sativa Flower and rd 3 Place Indica Flower.

20 AMPLIFY TODAY Classix is our every day, timeless lifestyle brand that celebrates incredible cannabis moments shared with friends. Now available in 14 markets, Classix successfully launched in 5 markets (AZ, MA, IL, DE, & NJ), and represented the single largest launch week for a brand in Columbia Care history totaling 12% of all sales on day 1, and 14% of all sales after the first week*. The launch of Classix also marked industry's widest multi- state flower brand launch in a single day. *Note: For markets in which the product is available

21 HEDY SLIDE Whichever path you choose, it’s always an exhilarating one. With HEDY the sky's the limit. Infused with Azuca fast-acting TiME INFUSION™, allowing high- quality cannabinoids to take effect in a groundbreaking, consistent, and predictable two to fifteen minutes. In Q4 2022, Hedy launched across six markets (AZ, CO, DE, MA, MO, VA), and has since expanded into three additional markets (IL, NY & NJ). Hedy is currently available in the following form-factors: gummies, chocolate drops, chocolate bar and effects-based gummies. We anticipate the launch of additional markets and form factors in 2023. Footer

22 TYSON IS BACK. Tyson 2.0 is an extraordinary balance of premium and affordable, full-spectrum cannabis flower, concentrates, and consumables available at retailers nationwide. Tyson 2.0 launched with Columbia Care as its exclusive national cultivation and manufacturing partner. Tyson 2.0 currently offers 3.5g flower, a 0.5g pre-roll and 28g flower and is sold through both our wholesale and retail channels. Tyson 2.0 launched in December 2021 and is currently available in 10 Columbia Care markets: AZ, CA, CO, DE, DC, MD, PA, IL, MA and OH.

23 Formulations crafted by connoisseurs Vibes crafted by you Our customers have nominated AMBER for San Diego’s Best Concentrate Product and Best Overall Concentrate Brand 2022. Additional products launched in multiple markets during Q4 2022, including AMBER Diamonds, Cured Crumble, Diamond Sauce, Live Resin and Shatter. AMBER is now available in 10 markets (AZ, CA, CO, DC, DE, IL, MA, NJ, PA, WV).

24 High potency and high quality aren’t mutually exclusive. Take control of your cannabis with hard pressed THC tablets formulated by industry experts for morning, day and night. The choice is yours. The pleasure is ours. PRESS 2.0 was created as a portable, convenient, and discreet option. Shine, Rally and Doze feature fast-acting cannabis and special formulations designed for morning, afternoon, and night routines. The new PRESS 2.0 hard-pressed tablets are now available in nine markets (CA, DE, FL, MA, NJ, VA, UT, IL, WV), with launches in additional states planned, pending regulatory approvals.

25 A RETAIL PLATFORM BUILT FOR CONTINUOUS INNOVATION How do you want to feel today? Technology and efficiency innovation will continue to heighten the in-store and at-home shopping experience at Cannabist and create an all-encompassing ecosystem from home to dispensary and online. Forage is our award-winning online cannabis discovery tool that matches strain and product recommendations to how you want to feel. We are the first cannabis company to bring a technology solution like this to the market that offers a truly unique consumer experience. Since the launch of Forage in June 2021, we have seen increased adoption on mobile and in the way the product is being leveraged in stores. We are continuing to explore opportunities around branded advertising and engaging content. Footnote

26 Stash Cash app offers a streamlined shopping experience to build and track loyalty rewards, shop from anywhere and discover new products. Stash Cash has features that allow Earn rewards for enjoying cannabis. The Stash Cash app is a platform for users to set their favorite dispensary and It doesn’t get any simpler than that. customers to build loyalty rewards, shop shop, earn and redeem points for Build your stash, save your cash from anywhere and discover new purchases made, discover new products products using Forage, connect via social media CANNABIS REWARDED and much more Footer

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